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                            WASHINGTON MUTUAL, INC.



[LOGO]                            MERGER WITH                       [LOGO]



                      GREAT WESTERN FINANCIAL CORPORATION



                          HIGH GROWTH CONSUMER BANKING



                                 MARCH 6, 1997


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

                          FORWARD-LOOKING INFORMATION
-------------------------------------------------------------------------------


This presentation contains estimates of future operating results for 1997, 1998 and 1999 for both Washington Mutual, Inc. and Great Western Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in WAMU's Current Report on Form 8-K dated March 6, 1997, as filed with the Securities and Exchange Commission, to which report reference is hereby made.


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[LOGO] WASHINGTON MUTUAL                                  GREAT WESTERN [LOGO]

TRANSACTION SUMMARY
-------------------------------------------------------------------------------

Fixed Exchange Ratio:                   0.90x

Implied Value Per GWF Shares:(a)        $47.93

Caps/Collars:                           None

Consideration:                          100% common stock

Accounting/Tax Treatment:               Pooling of interests/Tax-free exchange

Assumed Closing:                        3rd Quarter 1997

Board Composition:                      Four GWF Directors to join WAMU Board

Termination Fee:                        $175 million

(a) Based on WAMU closing stock price of $53.25 on 3/5/97
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[LOGO] WASHINGTON MUTUAL                [LOGO] GREAT WESTERN

BENEFITS OF THE TRANSACTION
---------------------------
PREMIER CONSUMER BANKING FRANCHISE
- Strong, geographically diversified powerhouse
- National mortgage and consumer finance franchise

CREATES SHAREHOLDER VALUE
- EPS accretion of 5% in 1998 and 11% in 1999
- Cost Savings of $340 million in 1999
- Accelerates earnings growth

LOW RISK EXECUTION
- Strong management team with proven track record
- Complementary operating systems
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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

COMBINATION CREATES STRENGTH AND SCALE
--------------------------------------
($ in billions)

                                      At 12/31/96
                                -------------------------
                                WAMU    GWF     Pro Forma
                                -----   ------  ---------
Assets                          $44.6    $42.9      $87.4
Deposits                        $24.1    $28.6      $52.7
Market Capitalization(a)        $ 6.3     $6.2      $13.1

Banking and Lending Offices       557      571      1,028
Consumer Finance Offices           --      502        502

Households (mm)                   1.4      2.7        4.1
Checking Accounts (mm)            0.9      1.6        2.5

Mutual Funds Under Management   $ 1.4     $3.6      $ 5.0
Single Family Mortgage
  Originations                  $10.0     $6.1      $16.1

(a) Based on closing stock prices as of 3/5/97.
    Pro forma includes the exercise of GWF options.

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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

                     LEADING WEST COAST CONSUMER FRANCHISE
-------------------------------------------------------------------------------
($ in billions)

                                    TOTAL            TOTAL             MARKET
                                    ASSETS          DEPOSITS        CAPITALIZATION(a)
                                    -------         --------        -----------------

1  BankAmerica Corporation           $250.8          $168.0             $41.9

2  Wells Fargo & Co.                  108.9            81.8              28.3

---------------------------------------------------------------------------------------
   WAMU/GWF                            87.5            52.7              13.1
---------------------------------------------------------------------------------------

3  Ahmanson & Company (H.F.)           49.9            34.8               4.6

4  Washington Mutual                   44.6            24.1               6.3

5  Great Western                       42.9            28.6               6.2

6  Golden West Financial               37.7            22.1               4.0

7  U.S. Bancorp                        33.3            25.0               7.5

8  UnionBanCal Corp.                   29.2            21.5               3.1


(a) Prices as of 3/5/97. Assets and deposits as of 12/31/96

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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

INDUSTRY LEADERSHIP
-------------------------------------------------------------------------------

[] #2 mortgage originator in California

[] #3 bank in California in deposits and assets

[] #6 mortgage originator in the United States

[] #7 mortgage servicer in the United States

[] #12 bank in the United States based on assets

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[LOGO] WASHINGTON MUTUAL                [LOGO] GREAT WESTERN

STRONG WEST COAST AND FLORIDA FRANCHISES
----------------------------------------
    [Map of Western U.S. & Florida]

                Deposits
State           ($B)(a)    Share    Rank   Locations
-----           --------   -----    ----   ---------
California           $35      9%       3         562
Washington             8     15%       2         189
Oregon                 3     10%       3         135
Florida                7      4%       5         140
Other States           1      NA      NA          20


(a) June 30, 1996 deposit data updated for announced
    acquisitions through February 26, 1997.
--------------------------------------------------------
[Washington Mutual Logo]            [Great Western Logo]

STRONG DEPOSIT SHARE IN ATTRACTIVE MARKETS (a)
----------------------------------------------

California
        BAC            21%
        WFC            15%
        WAMU/GWF        9%
        AHM             8%
        UNBC            5%

Washington
        BAC            23%
        WAMU/GWF       15%
        USBC           14%
        KEY            11%
        WFC             6%

(a) June 30, 1996 deposit data updated for announced
    acquisitions through February 26, 1997.
--------------------------------------------------------
[Washington Mutual Logo]            [Great Western Logo]

STRONG DEPOSIT SHARE IN ATTRACTIVE MARKETS(a)
-----------------------------------------------------------------------------
Oregon
  USBC      33%
  WFC       18%
  WAMU/GWF  10%
  BAC        9%
  KEY        9%

Florida
  BBI       19%
  FTU       17%
  NB        12%
  STI       10%
  WAMU/GWF   4%

(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997

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[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

                     NATIONAL CONSUMER ORIGINATION FRANCHISE

                             [MAP OF UNITED STATES]

                 Mortgage        Consumer
                   Loan           Finance
  State           Offices        Locations      GREAT WESTERN:
  -----          --------        ---------      --------------
California        107              28            []  Retail Mortgage
Washington         30              --            *   Wholesale Mortgage
Oregon             13              --           [  ] ARISTAR
Florida            20              35
Other States      123             439           WASHINGTON MUTUAL:
                  ---             ---             o  Mortgage Loan Offices
  Total           293             502
                  ===             ===

[WASHINGTON MUTUAL LOGO]                [GREAT WESTERN LOGO]

                   SINGLE FAMILY MORTGAGE LENDING LEADERSHIP

-------------------------------------------------------------------------------

                BAC      WAMU/GWF    GDW     NOB     AHM
                ------   --------    ----    ----    ---

California(a)   9%        5%          3%      3%      3%
                          2%
                          --
                          7%

                WAMU/GWF  NOB         BAC     CCR    Cont'l
                --------  ----        ---     ---    ------

Washington(a)   15%       6%          3%      2%      2%
                 2%
                ---
                17%


(a) October 1996 data
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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING
LEADERSHIP
--------------------------------------------------------------------------------
OREGON(a)                               WEST COAST ORIGINATIONS ($B)(b)


WAMU/GWF          10%                   WAMU/GWF        $ 9
                   1%                                   $ 3
                  11%                                   $12

NOB                6%                   BAC             $11

BAC                5%                   NOB             $5

MEL                2%                   GDW             $4

Premier Mortgage   2%                   AHM             $3

(a) OCTOBER 1996 DATA
(b) SOURCE: CALIFORNIA TRW READITRACK
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                  GREAT WESTERN  [LOGO]

STRONG BUSINESS LINE FIT

--------------------------------------------------------------------------------------------------------
[] CONSUMER LOAN PRODUCTS                             [] BUSINESS BANKING PRODUCTS
   . Home Equity                [LOGO] W                 . Small Business Lending              [LOGO] GW
   . Consumer Finance           [LOGO] GW                . Business Checking                   [LOGO] GW
   . Manufactured Housing       [LOGO] W                 . Community Banking          [LOGO] W [LOGO] GW
   . Auto/Other                 [LOGO] W
                                                      [] RETAIL BANKING PRODUCTS
[] NON-BANKING SERVICES                                  . Transaction Accounts       [LOGO] W [LOGO] GW
   . Mutual Funds               [LOGO] W [LOGO] GW       . Certificates/Savings       [LOGO] W [LOGO] GW
   . Annuities                  [LOGO] W [LOGO] GW
   . Securities Brokerage       [LOGO] W [LOGO] GW    [] MORTGAGE LENDING
   . Credit Insurance           [LOGO] W [LOGO] GW       . Single Family              [LOGO] W [LOGO] GW
                                                         . Residential Construction   [LOGO] W
                                                         . Multi-Family               [LOGO] W

--------------------------------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL                [LOGO] GREAT WESTERN

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FINANCIAL OVERVIEW

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[LOGO] WASHINGTON MUTUAL                [LOGO] GREAT WESTERN

FINANCIAL OVERVIEW
-------------------------------------------------------------------------------
[] Returns meet or exceed WAMU's requirements:

   - Accretive in 1998, double digit accretion in 1999

   - Maintains solid capital levels and capital flexibility

   - Strong NPA, loss reserve ratios

   - Accelerates achievement of WAMU's 5-year plan
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[LOGO] WASHINGTON MUTUAL                [LOGO] GREAT WESTERN

ATTRACTIVE EPS ACCRETION(a)
-------------------------------------------------------------------------------
($ in millions, except per share data)

                                                1997P           1998P           1999P
                                                -----           -----           -----
WAMU Estimated Net Income(b)                    $471            $556            $623
GWF Estimated Net Income(b)                      397             434             470
                                                ----            ----          ------
  Total Estimated Net Income                    $868            $990          $1,093
Net Interest Income Pickup                         0              68              98
Fee Income Increases                               0              36              53
Cost Savings                                       9             125             204
                                                ----            ----          ------
   Pro Forma Net Income                         $877          $1,218          $1,448

Stand Alone EPS                                $3.84           $4.58           $5.13
PRO FORMA EPS(c)                                               $4.81           $5.71
  % Accretion/(Dilution) to First Call                           5.1%           11.2%
  % EPS Growth                                                    38%             19%

(a) Excludes anticipated transaction-related charge.
(b) Fist Call estimates for 1997 and 1998. 1999 estimates based on earnings growth rates of 12% and 10.5% for WAMU and GWF, respectively.
(c) Based on 252.1 million pro forma shares outstanding in 1997, 253.1 million in 1998, and 253.8 million in 1999.
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[WASHINGTON MUTUAL LOGO]                                  [GREAT WESTERN LOGO]

STRONG OPERATING FUNDAMENTALS
--------------------------------------------------------------------------------

($ in millions)

                                        1997            1998            1999
                                        ----            ----            ----

Earnings                                $877            $1,218          $1,448

Cash Flow                                936             1,277           1,507

ROAA                                    0.96%             1.20%           1.35%

ROACE                                   17.4%             22.1%           22.4%

Net Interest Margin                      2.90%            2.98%           3.06%

Non-Interest Income/Assets               0.73%            0.74%           0.78%

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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

ATTRACTIVE PORTFOLIO AND GROWTH OPPORTUNITIES
---------------------------------------------------------------------------

($ in millions)
                                                1998            1999
                                                ----            ----
  Planned Loan Origination/Retention:
    Residential Single Family                   $3,600          $4,700
    Consumer and Other                             750           1,000
                                                ------          ------
                                                $4,350          $5,700
                                                ======          ======

  Net Interest Income Pickup:
    Investment of excess capital at 8.00%           11              29
    Residential Single Family at risk
      adjusted spread of 2.00%                      72              94
    Consumer and Other at risk adjusted
      spread of 4.00%                               30              40
                                                ------          ------
        Total Pre-tax                             $113            $163
        Total After-tax                            $68             $98
                                                ======          ======

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[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

ATTRACTIVE PORTFOLIO AND GROWTH
OPPORTUNITIES
------------------------------------------------------------------------------

$ in millions)                                    1998              1999
                                               ----------        ----------
  Average Excess Capital:

     Capital from discontinuing GWF's stock
       repurchase program                        $   80            $  213

     Capital impact from increasing earnings         56               146
                                                 ------            ------
        Total                                       136               359

  Potential Average Asset Growth
       (5% Leverage Ratio):

    Excess Common Equity Capital                  2,726             7,185

    Additional $125 mm of trust preferred
       stock                                      2,500             2,500
                                                 ------            ------
          Total                                  $5,226            $9,685

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[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

FEE INCOME
--------------------------------------------------------------------------------
($ in millions)

                                                          1998     1999
                                                          ----     ----
Retail Banking Fees:
  Revised overdraft policies and pricing to
    WAMU product                                           $31      $39
  Implementation of WAMU free checking                      12       26
  Improved sales/fees in financial services
    subsidiaries                                            13       16
  Enhanced fees from expanded loan production                4        7
                                                          ----     ----
    Total Pre-tax                                          $60      $88
    Total After-tax                                        $36      $53

--------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

SUBSTANTIAL CONSOLIDATION ECONOMIES
--------------------------------------------------------------------------------
($ in millions)

                                     1997                   1998                   1999
                             --------------------    --------------------   -------------------
                                       % OF GWF                % OF GWF              % OF GWF
                             AMOUNT    OP. EXP(a)    AMOUNT    OP. EXP(a)   AMOUNT   OP. EXP(a)
                             ------    ----------    ------    ---------    ------   ----------
Administration/Finance          $8           6%        $52        41%        $65        51%

Lending                         --          --          15        11          69        49

Corporate Operations            --          --          56        25          96        43

Retail Banking                   7           2          77        21          99        27

Subsidiaries                    --          --           8         5          11         7
                               ---          --        ----        --        ----        --
Total Pretax Cost Savings      $15          2%        $208        23%       $340        38%


(a) Based on budgeted 1997 expenses

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[LOGO] WASHINGTON MUTUAL                                    GREAT WESTERN [LOGO]

STRONG CAPITAL RATIOS
--------------------------------------------------------------------------------
($ IN MILLIONS; EXCEPT PER SHARE DATA)

                                     At December 31, 1996
                          -------------------------------------------
                          WAMU       GWF      ADJUSTMENTS   PRO FORMA
                          ----     ------     -----------   ---------
Trust Preferred           $0.0     $400.0(a)      $0.0        $400.0

Preferred Equity         118.1      165.0          0.0         283.1

Common Equity          2,279.8    2,430.2       (222.3)(b)   4,487.7
                      --------   --------      -------      --------

   Total Equity       $2,397.9   $2,595.2      $(222.3)     $4,770.8
                      ========   ========       =======     ========
Book Value Per Share    $19.30     $17.63           --        $18.22
Tangible Book Value
 Per Share               18.17      15.56           --         16.52

Total Equity/Assets       5.38%      6.05%          --          5.44%
Tangible Equity/Assets    5.10       5.42           --          4.99
Tangible Common
 Equity/Assets            4.84       5.03           --          4.67

(a) Includes $300 million issued in January 1997
(b) Assumes full exercise of outstanding options
--------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

STRONG ASSET QUALITY AND RESERVES
------------------------------------------------------------------------------

($ in millions)

                                          At December 31, 1996
                                -----------------------------------------
                                WAMU    GWF     Adjustments     Pro Forma
                                ----    ---     -----------     ---------
Non-Performing Loans            $226.4  $352.0      -           $578.4

Real Estate Owned                103.1   119.8      -            229.9
                                ------  ------  -----------     ---------
Non-Performing Assets           $329.5  $471.8      -           $808.3
                                ======  ======  ===========     =========

% of Assets                       0.74%    1.10%    -             0.92%

Loan Loss Reserves              $363.4  $313.7    $100.0        $777.1

Reserves/NPLs                    160.5%   89.1%     -            134.4%

-------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

                           TRANSACTION CHARGES DETAIL
--------------------------------------------------------------------------------
($ in millions)

Additional Loan Loss Reserves                          $ 100
Severance and Management Payments                        145
Facilities and Equipment                                 106
Other Charges                                             92
                                                       -----
  Total Charges                                        $ 443
Tax Effect                                              (125)
                                                       -----
  Net Charges                                          $ 318
                                                       =====

--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

                    ACCELERATES ACHIEVEMENT OF 5-YEAR GOALS
-----------------------------------------------------------------------------

                                  5-Year Goal
                -------------------------------------------------

                ROACE                                       18.0%

                ROAA                                        1.20

                Efficiency                                    50

                NPAs/Assets                                <1.00

                Reserves/NPLs                              <1.00

                Equity/Assets                              <6.00

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[Washington Mutual Logo]                                  [Great Western Logo]

-----------------------------------------------------------------------------




                               WAMU'S POSITIONING



-----------------------------------------------------------------------------
[Washington Mutual Logo]                                 [Great Western Logo]

STRONG ACQUISITION RECORD
-----------------------------------------------------------------------------
     [MAP OF WESTERN U.S.]
1987(a)
  Assets                    $5.7B
  Loans                      3.0B
  Deposits                   3.5B
  Equity                   316.9mm
  Stock Price               $6.28
  Market Capitalization    390.0mm

     [MAP OF WESTERN U.S.]
1996(a)
  Assets                   $44.6B
  Loans                     30.3B
  Deposits                   2.1B
  Equity                     2.4B
  Stock Price             $43.31
  Market Capitalization      5.1B

(a) As of and for the latest twelve months ended 12/31/87 and 12/31/96

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[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

AMERICAN INTEGRATION
-------------------------------------------------------------------------------

-- Closed transaction on time

-- Integration ahead of schedule

-- Effectively capitalizing on product opportunities with ASB customers

-- Consumer banking strategy showing clear signs of success
   - 15,000 net new checking accounts opened in first two months of 1997, a 500% increase over 1996
   - Majority of checking accounts opened represented new households
   - Residential mortgage originations in 1997 on pacc to exceed 1996 record of $5.7 billion

-- Strengthening of senior and middle management

-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

                       PROVEN CONSUMER MARKETING STRATEGY
                       ----------------------------------

              Strategies                               Results
              ----------                               -------
        - Offer competitive                       - Increase in households
          consumer-oriented                         served
          products

        - Employ aggressive      [arrow]          - Increase in checking
          marketing techniques                      accounts

        - Increase customer                       - Increase in fee income
          contact; multiple
          delivery channels

        - Cross sell customers                    - Increase in consumer
                                                    loan originations

________________________________________________________________________________

[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

LEVERAGE OF AMERICAN'S FRANCHISE
------------------------------------------------------------------------------


                              1993         1994          1995          1996
                            -------      -------       -------      -------
Retail Checking accounts
   -American .............  568,572      611,482       743,852      863,837
   -WAMU .................  329,978      393,845       489,047      608,364



                              1993         1994          1995          1996
                          ---------    ---------     ---------    ---------
Households Served
   -American............  1,170,402    1,197,245     1,322,677    1,423,341
   -WAMU ...............    623,076      652,643       737,257      830,425

--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                    GREAT WESTERN [LOGO]

_______________________________________________________________________________


                               EXECUTION STRATEGY

_______________________________________________________________________________

[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

ORGANIZATIONAL AND OPERATIONAL ISSUES
-------------------------------------------------------------------------------

[ ]     WILL USE THE GW NAME IN CALIFORNIA

[ ]     COMBINE BACK OFFICE, BUILD AROUND GW DISTRIBUTION NETWORK IN CALIFORNIA

[ ]     EXPECT TO CONVERT SYSTEMS WITHIN SIX MONTHS OF CLOSING

[ ]     UTILIZE WAMU'S PLATFORM TO LEVERAGE GW'S FRANCHISE

[ ]     CONSOLIDATE MORTGAGE OPERATIONS

[ ]     SELECTIVE EXPANSION OF ARISTAR NETWORK

[ ]     COMBINE ASSET MANAGEMENT COMPANIES

-------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

SYSTEMS AND PRODUCTIVITY ENHANCEMENTS
-----------------------------------------------------------------------------

[] New branch and lending front end systems
[] New products:
    - Combined statement, cash card
    - Customer relationship package
    - Pay by phone, home banking (Integrion)
[] New productivity tools
[] Year 2000 compliance systems (e.g., latest release of HOGAN)
[] WAMU modeling tools, direct mail

------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

CONFIDENCE IN EXECUTION
--------------------------------------------------------------------------------
-- Core deposit/mortgage lending systems are the same
-- Network infrastructure is the same
-- WAMU partnerships with:
   - IBM
   - EDS
   - ALLTEL
-- Track record of integrating within 6 months of close
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

-----------------------------------------------------------------------------



                                    SUMMARY




-----------------------------------------------------------------------------
[Washington Mutual Logo]                                 [Great Western Logo]

SUMMARY
-------------------------------------------------------------------------------
[] Premier Consumer Banking Franchise

[] Creation of Shareholder Value

[] Low Risk Execution
-------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

STOCK MARKET OUTPERFORMANCE
-----------------------------------------------------------------------------

4/1/90-12/31/96 COMPARATIVE RETURN(a)

                               [Percentage Chart]
34%
      29%
            28%
                   26%
                          25%
                                 24%
                                       22%
                                               19%
                                                      19%
                                                            16%
                                                                   15%
                                                                           14%
WAMU  NOB  CCI    WFC     BAC    KEY    USBC    NB    ONE   S&P    AHM     GWF

Source: Bloomberg
(a) Total return assumes reinvestment of dividends
-------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]